Exhibit 99.2 Announcement of Two Strategic Transactions Sale of Assets to Janssen Pharmaceutica NV Combination of Kineta and Yumanity Therapeutics June 2022 1

Forward-Looking Statements This presentation contains forward-looking statements based upon the current expectations of Yumanity Therapeutics, Inc. (“Yumanity”) and Kineta, Inc. (“Kineta”). Forward-looking statements involve risks and uncertainties, and include, but are not limited to, statements about the structure, timing and completion of the proposed transactions; the listing of the combined company on Nasdaq after the closing of the proposed merger; expectations regarding the ownership structure of the combined company after the closing of the proposed merger; the expected executive officers and directors of the combined company; the expected cash position of each of Yumanity and Kineta and the combined company at the closing of the proposed merger; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; the executive and board structure of the combined company; the location of the combined company’s corporate headquarters; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical and preclinical results; Kineta having sufficient resources to advance its pipeline; and other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Yumanity, Kineta and Janssen Pharmaceutica NV (“Janssen”) to consummate the proposed merger or asset sale, as applicable; (iii) risks related to Yumanity’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Yumanity stockholders and Kineta shareholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Yumanity’s common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transactions; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) the risk that the amount of the dividend distributed to Yumanity stockholders in connection with the asset sale, if any, may be lower than currently anticipated; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; and (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Yumanity’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC, and in other filings that Yumanity makes and will make with the SEC in connection with the proposed transactions, including the proxy statement/prospectus described under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Yumanity expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. 2

Important Information for Investors and Stockholders Additional Information and Where to Find It This communication may be deemed to be solicitation material with respect to the proposed transactions between Yumanity and Kineta and between Yumanity and Janssen. In connection with the proposed transactions, Yumanity intends to file relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that will contain a prospectus and a proxy statement. Yumanity will mail the proxy statement/prospectus to the Yumanity stockholders, and the securities may not be sold or exchanged until the registration statement becomes effective. Investors and securityholders of Yumanity and Kineta are urged to read these materials when they become available because they will contain important information about Yumanity and Kineta and the proposed transactions. This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Yumanity may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Yumanity’s website at www.yumanity.com, on the SEC’s website at www.sec.gov or directing a request to Yumanity’s Investor Relations at (212) 213-0006 ext. 331. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation Each of Yumanity and Kineta and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Yumanity in connection with the proposed transactions. Information about the executive officers and directors of Yumanity is set forth in Yumanity’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 25, 2022. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Yumanity, will be set forth in the proxy statement/prospectus, which will be included in Yumanity’s registration statement on Form S-4 when it is filed with the SEC. You may obtain free copies of these documents as described above. 3

Asset Disposition Post Closing Target Lead IND- Discovery Validation Optimization enabling Phase 1 Acquiring Company Program 1: Parkinson’s YTX-7739 (SCD Inhibitor) • Janssen Disease Program 2: Dementia with • Janssen SCD Inhibitor Lewy Bodies Program 3: Glioblastoma SCD Inhibitor • Janssen Multiforme Program 4: Undisclosed ALS/FTLD Partnered with Program 5: Undisclosed ALS/FTLD Targets 6+ PD, AD, Undisclosed • Janssen ALS/FTLD 4

Transaction Highlights • Yumanity Therapeutics, Inc. to sell its clinical-stage product candidate YTX-7739 as well as its unpartnered discovery-stage neuroscience product candidates and targets to Janssen Pharmaceutica NV (“Janssen”) in a $26 million cash transaction (the “asset sale”) • Kineta, Inc. (“Kineta”) to merge with a wholly-owned subsidiary of Yumanity Therapeutics, Inc. (“Yumanity”) in an all-stock transaction, with Kineta, Inc. surviving the merger as a wholly-owned subsidiary of Yumanity • Combined company will operate as “Kineta, Inc.” Proposed Transactions • Yumanity will acquire all outstanding shares of Kineta in exchange for newly issued shares of Yumanity common stock • Upon completion, it is anticipated that existing Yumanity stockholders will own approximately 15% of the combined company and Kineta shareholders immediately prior to the merger will own approximately 85% of 1 the combined company. • Shawn Iadonato, PhD., Chief Executive Officer, and Craig Philips, President, and Kineta management team Management & to lead combined company Governance • Board of Directors will be comprised of 6 members, 2 of which will be appointed by Yumanity • Yumanity’s Board of Directors has approved both transactions • Expected closing in 2H 2022 subject to shareholder approval • In connection with the closing of the Janssen transaction, Yumanity plans to distribute any remaining Approvals & Closing available cash proceeds from the sale to Yumanity stockholders via a one-time dividend, net of any amounts retained for outstanding obligations and net cash requirements associated with the Kineta merger • Combined company to raise a concurrent private investment in public equity led by Growth & Value Development Inc. 5 1 Actual allocation will be subject to adjustment based on each company’s outstanding equity ownership and Yumanity’s net cash balance at the time of closing of the merger.

Janssen Asset Sale and Kineta Merger Could Create Near-Term And Long-Term Value for Shareholders Near-term and Long-term Optionality Created for Shareholders Through Janssen sale and dividend and merger with Kineta, Yumanity is providing both near-term liquidity and potential upside for its shareholders KVA12.1, potential “best-in-class” anti-VISTA mAb with robust immuno-oncology pipeline Kineta’s lead program, KVA12.1, an IND ready asset for lung, colorectal and ovarian cancers; Initial efficacy data for monotherapy and combination therapy in Q4 2023 Strong partnership established with Genentech Post-merger company eligible to receive $359M+ in milestone payments plus royalties related to Genentech collaboration Strong cash balance expected to fund operations into early 2024 6

Developing next generation immunotherapies for cancer patients Shawn Iadonato Chief Executive Officer June 2022 7

Kineta is developing innate immune therapies to address the major challenges with current cancer therapy Next-generation cancer Blockade and down-regulation of immune response treatments require: • Improving survival for CPI non-responders (70-80%) T cells lose cancer fighting function • Reprogramming the immune system to attack cancer Tumor cells are invisible to • Integrating the innate and immune system adaptive immune response 8

Company highlights Strategic Value driving Strong financial Immuno-oncology PiiONEER™ partnership catalysts position platform pipeline Multiple anticipated near- PIPE financing from existing Proprietary innate immunity KVA12.1: best-in-class anti- term milestones to drive investors at merger close focused platform developing VISTA mAb initiating Phase company valuation fully human mAbs 1/2 study in advanced solid Cash runway expected to tumors in Q4 fund operations to 1H 2024 αCD27 mAb for solid tumors initiating IND enabling studies αCD24 mAb in discovery 9

Experienced leadership team Shawn Craig Pauline Thierry Molly Jacques Chanya Sang-Seon Iadonato, PhD Philips Kenny Guillaudeux, PhD Dorr Bouchy Swartz Yun, PhD Chief Executive President General Chief Scientific Head of Human SVP Business Dev & Sr. Director, Finance & Head of Officer Counsel Officer Resources & Operations Communications Corporate Controller Scientific Affairs 10

Kineta focused on innate immunity targets to address mechanisms of cancer resistance • Innate immunity – Involved in early detection of cancer, infections, inflammation & pain – Necessary for appropriate adaptive immunity – Significant cause of cancer resistance • Adaptive immunity – Most drug development is focused on T cell adaptive immunity in cancer o More enabling technologies available 11

PiiONEER™ platform powered by proprietary innate immunity technologies Kineta PiiONEER™ Platform Fully human Target engineered Biology antibodies Nominated candidate • Fully human engineered mAbs • Proprietary innate immune screening and immuno-profiling technologies • Specialized tumor modeling 12

Immuno-oncology pipeline addressing the mechanisms of cancer resistance


Mechanisms of Cancer Resistance
Immuno-suppression
Poor tumor immunogenicity
Exhausted T cells

Program/Target	Indications	Discovery	Lead selection	IND-enabling	Phase 1	Phase 2/3	Commercial Rights	Anticipated Milestones
KVA12.1 αVISTA mAb	Advanced solid tumors NSCLC, CRC, OC, RCC & SCCHN							• **Q3 2022:** IND filing • **Q4 2022:** Initiate Phase 1 clinical study • **Q4 2023:** Initial Phase 1 data readout
αCD27 mAb	Hematologic tumors Advanced solid tumors							• **Q4 2022:** Pre-IND meeting • **Q3 2023:** IND filing • **Q4 2023:** Start Phase 1 clinical study
αCD24 mAb	Solid tumors							• **2H 2023:** Nominate candidate / start IND-enabling studies
Innate immune targets								• **2H 2023:** Designate new IO program

KINETA®

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Strategic partnership validates company science and provides potential near-term revenue Program KCP506 for chronic neuropathic pain • Received $21M in development funding • Up to $359M in milestones Key deal terms • Single to double-digit royalties • Research collaboration, option & license agreement • Q4 2022: Phase 1 SAD/MAD/Pilot HEMP studies Anticipated milestones • 2H 2023: Genentech option HEMP: Human experimental models of pain 14

KVA12.1 Potential best-in-class VISTA blocking immunotherapy 15

KVA12.1: Potential best-in-class VISTA blocking immunotherapy – Highly expressed in NSCLC, ovarian, colon, pancreatic and gastric cancers – Correlates with poor outcomes in cancer patients VISTA – Up-regulated after CPI therapy; associated with treatment failure – Engineered IgG1 mAb that binds to a unique epitope – Demonstrated single agent efficacy and in combination with PD-1 KVA12.1 differentiation – Binds preferentially at physiologic and acidic Ph – Well-tolerated with no CRS-associated cytokine secretion – Dose escalation study: KVA12.1 single agent and in combination with pembrolizumab Clinical trial – Assess safety, tolerability, PK, immunogenicity and tumor responses 16

VISTA expression is associated with poor overall survival and treatment failure with CPI Melanoma disease specific survival (Kaplan-Meier) by 1 2 VISTA expression in tumor-infiltrating immune cells VISTA expression increases during Keytruda relapse/progression References: 1. Kuklinski et al. 2018; 2. Kakavand et al. 2017 17

Blocking VISTA drives an efficient polyfunctional immune response to turn cold tumors hot


Immuno-suppression
Poor tumor immunogenicity
Exhausted T cells
Mechanisms of Cancer Resistance

- ✓ Inhibits **MDSC** (myeloid-derived suppressor cells)
- ✓ Reprograms M2 to **M1 macrophages**
- ✓ Promotes T_{eff} function
- ✓ Enhances **NK cell** activation
- ✓ Enhances **dendritic cell** activity


The problem: VISTA inactivates T cells
Immunosupressed TME
VISTA
VISTA⁺ monocyte
VISTA⁺ M2 macrophage
T cell
VISTA
Immunosuppressed T cells with weak signal
T cell
VISTA
MDSC
M2
MDSCs and M2 macrophages suppress T cell function
MDSC
The solution: KVA12.1 blocks VISTA to restore T cell and NK cell anti-tumor function
Reprogrammed TME
NK cell
Dendritic cell
KVA12.1 antibody
Monocyte
Inactivated MDSC
M2
M1
Activated T cell
Activation, proliferation and recruitment
Activated T cell
M1
Lysed tumor cells
M1

KINETA®
Kineta Graphic – all rights reserved
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KVA12.1 reverses immunosuppression in the TME

Increases monocyte differentiation and activation



HLA-DR MFI
3000
2000
1000
0
KVA12.1 3ug/ml
KVA12.1 0.3ug/ml
KVA12.1 0.03ug/ml
IgG1 3ug/ml
PBMC+Mono's
monocyte

HLA-DR, CD80, CD86, CXCL10

Reduces MDSC-mediated T cell suppression



IFN γ (pg/mL)
1500
1000
500
0
MDSC

Increases HLA-dependent T cell activation



IFN γ (pg/mL)
1000
750
500
250
0
KVA12.1 30ug/ml
KVA12.1 3ug/ml
KVA12.1 0.3ug/ml
KVA 12.1 0.03ug/ml
IgG1 3ug/ml
T cell

Enhances NK cell activation



HLA-DR, Donor #4058, 24hr
HLA-DR MFI
6000
4000
2000
0
VSTB174 (CI-8993)
KVA12104
KVA12.1
IgG1
PBMC + Monocytes
NK-depleted PBMC + Monocytes



Gated NK-Cell(CD56+) Expressing CD137, Donor #4058, 24hr
CD137 MFI
1000
750
500
250
0
VSTB174 (CI-8993)
KVA12104
KVA12.1
IgG1
PBMC + Monocytes
NK cell

Kineta data on file

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KVA12.1 demonstrates strong efficacy as a monotherapy in cold tumors and in combination with CPIs Monotherapy Monotherapy Combination Therapy Combination Therapy Bladder Cancer Model MB49 T Cell Lymphoma Model EG7 Colon Carcinoma Model MC38 Bladder Cancer Model MB49 hVISTA KI mice hVISTA KI mice hVISTA KI mice hVISTA KI mice Mean Tumor Volume Mean Tumor Volume Mean Tumor Volume Mean Tumor Volume 2000 1500 2000 Control ms IgG2a Control ms IgG2a Human IgG1 3000 IgG Control KVA-12.2a KVA12.1 KVA-12.2a KVA12.2a Anti-mPD1 Anti-mPD1 1500 1500 KVA12.1/anti-mPD1 Combo KVA12.2a / Anti-mPD-1 1000 2000 1000 1000 500 1000 500 500 0 0 0 0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 0 2 4 6 8 10 12 14 16 18 20 22 24 26 0 5 10 15 20 25 0 10 20 30 40 Days Post Implantation Days Post Implantation Days Post Implantation Days Post Implantation Tumor Growth Inhibition Tumor Growth Inhibition Tumor Growth Inhibition Tumor Growth Inhibition Anti-VISTA: 75% Anti-VISTA: 66% Anti-VISTA: 35-42% Anti-VISTA: 40% Anti-PD1: 42-60% Anti-PD1: 67% Combo: 68% Combo: 85% Kineta data on file 20 3 Avg. Tumor Volume (mm ) 3 Avg. Tumor Volume (mm ) 3 Tumor Volume (mm ) 3 Avg. tumor volume (mm )

KVA12.1 well-tolerated in NHP toxicology studies Study Endpoints Results ü No mortality Clinical observations ü No overt clinical signs or weight loss PK evaluation ü No treatment-related findings for clinical pathology endpoints Hematology ü Well tolerated Clinical Chemistry ü No change of CRS cytokine levels Immunogenicity ü Extended PK Kineta has completed multiple, single and repeat-dose studies in NHP with doses of KVA12.1 at 5, 10, 30 and 100 mg/kg Kineta data on file 21

VISTA is highly expressed in lung, colon and ovarian cancers Human tumors Lung Colon Ovary Normal Normal Normal 3 Gastric Cancer NSCLC Adeno Ovarian Carcinoma Cancer 10x 20x 10x 20x 10x 20x References: 1Mulati, K., et al. Br J Cancer 120, 115–127 (2019) 22

Clinical plan: Phase 1 dose escalation study single agent and in combination with Pembrolizumab Part A Patient population Planned dose levels for single-agent KVA12.1 dose escalation IV=intravenous; Q2W=every 2 weeks (KVA12.1) • Patients with advanced solid tumors 3 10 30 100 300 1000 2400 Primary objectives mg mg mg mg mg mg mg • Safety and tolerability 1-6 subject in each cohort 3-6 subject in each cohort • Recommended Phase 2 dose (RP2D) or maximum tolerated dose (MTD) of KVA12.1 Part B Planned dose levels for KVA12.1 dose escalation in combination with pembrolizumab Secondary objectives IV=intravenous; Q2W=every 2 weeks (KVA12.1); Q3W=every 3 weeks (pembro) • Pharmacokinetics 30 100 300 1000 2400 • Immunogenicity mg mg mg mg mg • Tumor response in subjects with advanced 3-6 subject in each cohort solid tumors per iRECIST 23

Large commercial market opportunity in initial indications 1 NSCLC 980K annual new patients $31.8B market 2.7M annual new patient population 2 Colorectal cancer 1.1M annual new patients $10.3B market $48B market 3 opportunity Ovarian cancer 660K annual new patients $5.9B market Source: 1. NSCLC Globaldata: Global drug forecast and market analysis to 2028 2. CRC Globaldata: Global drug forecast and market analysis to 2028 24 3. OC Globaldata: Global drug forecast and market analysis to 2028

Anti-CD27 agonist mAb immunotherapy 25

Anti-CD27 agonists generates new populations of functional anti-tumor immune cells ü Generates new tumor infiltrating T cells ü Broader repertoire of antigen- reactive T cells ü Enhances NK cell activation ü Activates low affinity antigens 26 Kineta Graphic – all rights reserved

Activating CD27 demonstrates strong efficacy as a monotherapy and in combination with CPIs Monotherapy Combination Therapy Combination Therapy 1 2 3 CT26 Colorectal Cancer BCL-1 B cell lymphoma B16-BL6 Melanoma References: 1. He et al. J. Immunol 2013 2. Turaj et al. Cancer Cell 2017 27 3. Buchan et al. Clin. Cancer Research 2018

Lead anti-CD27 mAbs demonstrate robust agonist activities on T and NK cells Human T cell activation Jurkat-NFκB reporter cell line Human NK cell activation Absolute Count-T cells CD27_88.10 CD27_20.10 NFκB 50 200000 150 40 150000 CD27_88.1 0 30 100 100000 CD27_20.10 20 CD27_33.1 50000 0 50 10 Varlilumab 0 0 0 CD3/CD28 stimulated T cells CD3/CD28 stimulated T cells + αCD27mAb Concentration [ug/ml] Kineta data on file 28 0.1 1 10 100 IgG1 Varlilumab CD27_20.10 CD27_88.10 Unstimulated CD28 SuperAgonist Cont.Iso. Varlilumab CD27_20 CD27_88 % Response Absolute Count of Proliferating cells % CD69+

Activating CD27 demonstrates strong efficacy as a monotherapy and in combination with other immunotherapies T Cell Lymphoma Bladder Cancer Model EG7 Model MB49 1500 2000 * Human IgG1 Rat IgG2b KVA12.1 20mg/kg (αVISTA) Anti-mCD27 10mg/kg 1500 Anti-mPD1 5mg/kg Anti-mCD27 5mg/kg 1000 Anti-mCD27+Anti-mPD1 Anti-mCD27+KVA12.1 1000 500 500 0 0 0 4 8 12 16 20 24 0 4 8 12 16 20 24 Days Post Implantation Days Post Implantation Kineta data on file 29 3 Avg. tumor volume (mm ) 3 Avg. tumor volume (mm )

Multiple anticipated near-term catalysts • Q3 2022: IND filing • Q4 2022: Initiate Phase 1 clinical study KVA12.1 • Q4 2023: Initial Phase 1 data readout • Q4 2022: Pre-IND meeting • Q3 2023: IND filing αCD27 mAb • Q4 2023: Start Phase 1 clinical study • 2H 2023: Nominate candidate / start IND-enabling studies αCD24 mAb • 2H 2023: Designate new IO program IO discovery • Q4 2022: Phase 1 SAD/MAD/Pilot HEMP studies KCP506 • 2H 2023: Genentech option 30

Next Steps •Filing with the SEC of a Registration Statement on Form S-4 •The Form S-4 will include a proxy statement to be mailed in connection with the solicitation of stockholder approval of both the merger and the asset sale by Yumanity stockholders •A special meeting of Yumanity stockholders will be held as soon as practicable after the Registration Statement is declared effective by the SEC •Targeting closing of both transactions in 2H 2022 31